UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 14, 2006

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 14, 2006, CBRL Group, Inc. issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing the date and time of an on-line, real-time, web-cast and rebroadcast of its second quarter earnings conference call and discussion of financial results for the quarter ended January 27, 2006.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

99     Press Release issued by CBRL Group, Inc. dated February 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2006		CBRL GROUP, INC.

	By:	/S/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel